UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 15, 2004

OGLEBAY NORTON COMPANY

(Exact name of registrant as specified in its charter)

OHIO	000-32665	34-1888342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

North Point Tower 1001 Lakeside Avenue, 15th Floor Cleveland, OH	44114-1151
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (216) 861-3300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, Oglebay Norton Company (the “Company”) hereby re-files:

(a) the Commitment Agreement, dated as of February 23, 2004, by and among the Company, certain holders of the Company’s 10% Senior Subordinated Notes due 2009, and certain third party accredited investors Amendment No. 1 to Commitment Agreement, dated as of June 29, 2004, by and among the Company, certain holders of the Company’s 10% Senior Subordinated Notes due 2009, and certain third party accredited investors (originally filed as Exhibit 10.57 to the Company’s Registration Statement on Form S-1 (Commission No. 333-115513) filed on May 14, 2004) (the “Commitment Agreement”),

(b) Amendment No. 1 to Commitment Agreement, dated as of June 29, 2004, by and among the Company, certain holders of the Company’s 10% Senior Subordinated Notes due 2009, and certain third party accredited investors (originally filed as Exhibit 10.2 to its Current Report on Form 8-K filed November 19, 2004) (“Amendment No. 1”),

(c) Amendment No. 2 to Commitment Agreement, dated as of November 15, 2004, by and among the Company, certain holders of the Company’s 10% Senior Subordinated Notes due 2009, and certain third party accredited investors (originally filed as Exhibit 10.3 to its Current Report on Form 8-K filed November 19, 2004 and later filed as Exhibit 10.3 to its Current Report on Form 8-K/A filed November 19, 2004) (“Amendment No. 2”), and

(d) Amendment No. 3 to Commitment Agreement, dated as of November 23, 2004, by and among the Company, certain holders of the Company’s 10% Senior Subordinated Notes due 2009, and certain third party accredited investors (originally filed as Exhibit 10.1 to its Current Report on Form 8-K filed November 29, 2004) (“Amendment No. 3” and collectively with the Commitment Agreement, Amendment No. 1, Amendment No. 2 and Amendment No. 3, the “Agreement”),

in order to (i) correct the identity of certain entities party to the Agreement and (ii) accurately reflect the respective beneficial ownership of 10% Senior Subordinated Notes due 2009 of such entities as well as the commitment amounts and commitment fees of these same entities under the Agreement.

In addition, as of December 20, 2004, the Company and the parties to the Agreement entered into a further amendment to the Agreement (“Amendment No. 4”) to, among other things, (a) change the date prior to which the registration statement in connection with the rights offering contemplated in the Agreement must be declared effective from December 15, 2004 to December 30, 2004, (b) change the date on which the non-completion of the restructuring transactions contemplated in the Agreement will become a termination event for purposes of the Agreement from January 15, 2005 to January 31, 2005, and (c) amend Schedule 1 of the Agreement to correct the identity of certain entities party to the Agreement and to amend and restate the respective beneficial ownership of 10% Senior Subordinated Notes due 2009 of such entities as well as the commitment amounts and commitment fees of each of the parties to the Agreement as of the date of Amendment No. 4. A copy of Amendment No. 4 is filed as Exhibit 10.5 to this Form 8-K/A and incorporated herein by this reference.

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Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

10.1	Commitment Agreement, dated as of February 23, 2004, by and among the Company, certain holders of the Company’s 10% Senior Subordinated Notes due 2009, and certain third party accredited investors.

10.2	Amendment No. 1 to Commitment Agreement, dated as of June 29, 2004, by and among the Company, certain holders of the Company’s 10% Senior Subordinated Notes due 2009, and certain third party accredited investors.

10.3	Amendment No. 2 to Commitment Agreement, dated as of November 15, 2004, by and among the Company, certain holders of the Company’s 10% Senior Subordinated Notes due 2009, and certain third party accredited investors.

10.4	Amendment No. 3 to Commitment Agreement, dated as of November 23, 2004, by and among the Company, certain holders of the Company’s 10% Senior Subordinated Notes due 2009, and certain third party accredited investors.

10.5	Amendment No. 4 to Commitment Agreement, dated as of December 20, 2004, by and among the Company, certain holders of the Company’s 10% Senior Subordinated Notes due 2009, and certain third party accredited investors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLEBAY NORTON COMPANY

By:	/s/ Rochelle F. Walk
Name:	Rochelle F. Walk
Title:	Vice President, Secretary and General Counsel

Date: December 20, 2004

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EXHIBIT INDEX

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

10.1	Commitment Agreement, dated as of February 23, 2004, by and among the Company, certain holders of the Company’s 10% Senior Subordinated Notes due 2009, and certain third party accredited investors (incorporated herein by reference to Exhibit 10.57 to the Company’s Registration Statement on Form S-1 (Commission No. 333-115513) filed on May 14, 2004).

10.2	Amendment No. 1 to Commitment Agreement, dated as of June 29, 2004, by and among the Company, certain holders of the Company’s 10% Senior Subordinated Notes due 2009, and certain third party accredited investors.

10.3	Amendment No. 2 to Commitment Agreement, dated as of November 15, 2004, by and among the Company, certain holders of the Company’s 10% Senior Subordinated Notes due 2009, and certain third party accredited investors.

10.4	Amendment No. 3 to Commitment Agreement, dated as of November 23, 2004, by and among the Company, certain holders of the Company’s 10% Senior Subordinated Notes due 2009, and certain third party accredited investors.

10.5	Amendment No. 4 to Commitment Agreement, dated as of December 20, 2004, by and among the Company, certain holders of the Company’s 10% Senior Subordinated Notes due 2009, and certain third party accredited investors.

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